SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    --------

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) December 20, 2001
                                                 ------------------


                            SUNSHINE PCS CORPORATION
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       333-8234               13-4141279
    --------                       --------               ----------
(State of other               (Commission File          (IRS Employer
Jurisdiction of                   Number)                Identification)
Incorporation)




359 West 11th Street, Suite 7B, New York, New York                 10014
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(Address of Principal Executive Offices                          Zip Code



Registrant's Telephone Number, Including Area Code: 646-336-1718
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Item 9.  Regulation FD Disclosure

On December 20, 2001, Sunshine PCS Corporation (the "Company") held its 2001 Annual Meeting of Stockholders. During the course of the meeting, senior officials of the Company disclosed that they have been in preliminary discussions with Theta Communications, L.L.C., regarding a possible sale of the assets or other similar transaction with Theta. Theta was the high bidder for a 10 MHz PCS license in Gainesville, Florida, in the Federal Communications
Commission Auction No. 35. A PCS license in Gainesville would complement the Company's existing Florida licenses in Tallahassee, Panama City and Ocala. But senior officials of the Company cautioned that the rights of bidders in Auction No. 35 are very uncertain at this time given the issues raised by Nextwave Telecom Inc.'s well-publicized dispute with the FCC. Any transaction with Theta would be premised on Theta being granted the Gainesville license and accordingly the Company's interest in Theta is very speculative at this time.


                                   Signatures
                                   ----------

Pursuant to the requirement of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          Sunshine PCS Corporation


                                          By:/s/ Karen E. Johnson
                                          -----------------------
                                                 Karen E. Johnson
                                                 Chief Executive Officer


Date: December 21, 2001
-----------------------